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                                                                   Exhibit 10.20


    Schedule of Recipients of Executive Separation Agreements as of May 28, 1998


1.    Joseph Barbieri
2.    Gregory Coler
3.    Larry Dannenberg
4.    Stephen Davidson
5.    Joseph Friedman
6.    Ann Fuelberg
7.    James Harrington
8.    James Herbert
9.    Thomas C. Law
10.   Michelle McBride
11.   William Middlebrook
12.   Vino Mody
13.   Steven Nowick
14.   Vasant Pai
15.   Johnny Phelps
16.   Thomas Sauser


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